Exhibit 99.9
                                 ------------


           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Goldman Sachs                      GSAA-05 15
================================================================================


          -------------------------------------------------------------
          Stats
          -------------------------------------------------------------
          Count: 2230
          Schedule Balance:   $603,737,147.72
          AverageSched Bal:   $270,734.15
          GrossWAC: 6.245
          NetWAC: 5.978
          OTERM: 360
          RTERM: 359
          ATERM: 358
          AGE: 1
          First CAP: 4.601
          Periodic CAP: 1.605
          MAXRATE: 11.562
          MINRATE: 2.483
          MTR: 53.243
          MARGIN: 2.482
          DTI: 36.846
          OLTV: 77.704
          COLTV: 87.156
          FICO: 713.963
          -------------------------------------------------------------


          -------------------------------------------------------------
          Current Rate                                         Percent
          -------------------------------------------------------------
          4.501 - 5.000                                           0.68
          5.001 - 5.500                                          12.07
          5.501 - 6.000                                          30.03
          6.001 - 6.500                                          28.97
          6.501 - 7.000                                          18.39
          7.001 - 7.500                                           7.60
          7.501 - 8.000                                           2.02
          8.001 - 8.500                                           0.24
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Scheduled Balance                                    Percent
          -------------------------------------------------------------
          0.01 - 50,000.00                                        0.10
          50,000.01 - 100,000.00                                  1.64
          100,000.01 - 150,000.00                                 6.80
          150,000.01 - 200,000.00                                10.45
          200,000.01 - 250,000.00                                12.40
          250,000.01 - 275,000.00                                 6.83
          275,000.01 - 350,000.00                                20.34
          350,000.01 - 400,000.00                                10.99
          400,000.01 - 450,000.00                                 6.23
          450,000.01 - 500,000.00                                 8.49
          500,000.01 - 550,000.00                                 4.01
          550,000.01 - 600,000.00                                 3.59
          600,000.01 - 750,000.00                                 5.18
          750,000.01 - 850,000.00                                 0.39
          850,000.01 - 950,000.00                                 1.19
          950,000.01 - 1,000,000.00                               0.32
          1,000,000.01 - 1,250,000.00                             0.18
          1,250,000.01 - 1,500,000.00                             0.86
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Original Term                                        Percent
          -------------------------------------------------------------
          360                                                   100.00
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          RemTerm                                              Percent
          -------------------------------------------------------------
          350.000                                                 0.07
          352.000                                                 0.01
          353.000                                                 0.14
          354.000                                                 0.01
          355.000                                                 0.35
          356.000                                                 1.40
          357.000                                                 5.04
          358.000                                                29.66
          359.000                                                41.62
          360.000                                                21.69
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Am WAM                                               Percent
          -------------------------------------------------------------
          0.000 - 59.999                                         92.53
          300.000 - 359.999                                       7.02
          360.000 >=                                              0.45
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Age                                                  Percent
          -------------------------------------------------------------
          0                                                      21.69
          1                                                      41.62
          2                                                      29.66
          3                                                       5.04
          4                                                       1.40
          5                                                       0.35
          6                                                       0.01
          7                                                       0.14
          8                                                       0.01
          10                                                      0.07
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          States                                               Percent
          -------------------------------------------------------------
          CA                                                     35.48
          FL                                                      8.61
          VA                                                      7.75
          AZ                                                      5.31
          NV                                                      5.30
          WA                                                      3.94
          CO                                                      3.14
          MD                                                      4.75
          IL                                                      3.26
          GA                                                      1.46
          Other                                                  21.00
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Original LTV                                         Percent
          -------------------------------------------------------------
          0.001 - 50.000                                          1.79
          50.001 - 60.000                                         2.92
          60.001 - 70.000                                         8.24
          70.001 - 75.000                                         7.77
          75.001 - 80.000                                        71.96
          80.001 - 85.000                                         0.52
          85.001 - 90.000                                         4.81
          90.001 - 95.000                                         1.92
          95.001 - 100.000                                        0.06
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Combined LTV                                         Percent
          -------------------------------------------------------------
          0.001 - 50.000                                          1.79
          50.001 - 60.000                                         2.40
          60.001 - 70.000                                         6.16
          70.001 - 75.000                                         5.27
          75.001 - 80.000                                        19.92
          80.001 - 85.000                                         2.37
          85.001 - 90.000                                        19.84
          90.001 - 95.000                                        15.14
          95.001 - 100.000                                       27.12
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          FICO                                                 Percent
          -------------------------------------------------------------
          0.000 - 19.999                                          0.06
          580.000 - 599.999                                       0.03
          600.000 - 619.999                                       0.11
          620.000 - 639.999                                       3.83
          640.000 - 659.999                                       7.12
          660.000 - 679.999                                      14.60
          680.000 - 699.999                                      14.97
          700.000 - 719.999                                      15.12
          720.000 - 739.999                                      13.64
          740.000 - 759.999                                      12.24
          760.000 - 779.999                                       9.46
          780.000 - 799.999                                       6.87
          800.000 - 819.999                                       1.96
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          PMI                                                  Percent
          -------------------------------------------------------------
          CMAC                                                    0.68
          GEMICO                                                  0.55
          MORTGAGE GUARANTY INSURANCE CO                          0.64
          OLTV <= 80 - NO MI                                     92.68
          PMI MORTGAGE INSURANCE CO                               2.79
          RADIAN                                                  0.29
          REPUBLIC MORTGAGE INSUANCE CO                           1.16
          TRIAD                                                   0.20
          UGIC                                                    1.01
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Property Type                                        Percent
          -------------------------------------------------------------
          2-4 FAMILY                                              5.74
          CONDO                                                  14.10
          CO-OP                                                   0.07
          PUD                                                    28.16
          SINGLE FAMILY                                          51.93
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Occupancy Code                                       Percent
          -------------------------------------------------------------
          NON OWNER                                              16.96
          OWNER OCCUPIED                                         76.85
          SECOND HOME                                             6.19
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Purpose                                              Percent
          -------------------------------------------------------------
          CASHOUT REFI                                           18.48
          PURCHASE                                               72.25
          RATE/TERM REFI                                          9.27
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Documentation Type                                   Percent
          -------------------------------------------------------------
          FULL/ALT                                               27.26
          NINA/NO DOC                                             5.07
          SISA                                                   11.52
          SIVA                                                   56.16
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Interest Only                                        Percent
          -------------------------------------------------------------
          N                                                       7.47
          Y                                                      92.53
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Interest Only Term                                   Percent
          -------------------------------------------------------------
          0.000                                                   7.47
          6.000                                                   0.18
          36.000                                                  6.46
          60.000                                                 47.96
          84.000                                                  4.59
          120.000                                                33.33
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Silent                                               Percent
          -------------------------------------------------------------
          N                                                      41.76
          Y                                                      58.24
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

--------------------------------------------------------------------------------
                              Dec 1, 2005 15:04                    Page 1 of 2

Goldman Sachs                      GSAA-05 15
================================================================================


          -------------------------------------------------------------
          Prepay Flag                                          Percent
          -------------------------------------------------------------
          N                                                      76.24
          Y                                                      23.76
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Prepay Term                                          Percent
          -------------------------------------------------------------
          0.000                                                  76.24
          12.000                                                  7.92
          24.000                                                  0.06
          30.000                                                  0.01
          36.000                                                 12.70
          42.000                                                  0.17
          60.000                                                  2.89
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          DTI                                                  Percent
          -------------------------------------------------------------
          <= 0.000                                                8.73
          0.001 - 10.000                                          0.33
          10.001 - 20.000                                         2.52
          20.001 - 30.000                                        11.97
          30.001 - 40.000                                        46.95
          40.001 - 50.000                                        27.15
          50.001 - 60.000                                         2.20
          60.001 - 70.000                                         0.12
          70.001 - 80.000                                         0.02
          80.001 - 90.000                                         0.02
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Conforming                                           Percent
          -------------------------------------------------------------
          CONFORMING                                             63.84
          NON CONFORMING                                         36.16
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Arm Index                                            Percent
          -------------------------------------------------------------
          1 YEAR LIBOR                                           54.15
          1 YEAR TREASURY                                         0.18
          6 MONTH LIBOR                                          45.67
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Margins                                              Percent
          -------------------------------------------------------------
          2.001 - 2.500                                          57.89
          2.501 - 3.000                                          41.63
          3.001 - 3.500                                           0.48
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          First Adjustment Cap                                 Percent
          -------------------------------------------------------------
          2.000                                                   6.19
          3.000                                                  10.71
          5.000                                                  83.04
          6.000                                                   0.07
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Periodic Cap                                         Percent
          -------------------------------------------------------------
          1.000                                                  39.49
          2.000                                                  60.51
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Max Rate                                             Percent
          -------------------------------------------------------------
          9.501 - 10.000                                          0.11
          10.001 - 10.500                                        10.23
          10.501 - 11.000                                        25.76
          11.001 - 11.500                                        21.43
          11.501 - 12.000                                        14.53
          12.001 - 12.500                                        12.18
          12.501 - 13.000                                         9.38
          13.001 - 13.500                                         4.85
          13.501 - 14.000                                         1.35
          14.001 - 14.500                                         0.18
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Floor Rate                                           Percent
          -------------------------------------------------------------
          2.001 - 2.500                                          57.88
          2.501 - 3.000                                          41.64
          3.001 - 3.500                                           0.49
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Months To Roll                                       Percent
          -------------------------------------------------------------
          10.                                                     0.59
          11.                                                     2.21
          12.                                                     0.74
          21.                                                     0.08
          22.                                                     1.98
          23.                                                     1.26
          24.                                                     3.49
          26.                                                     0.07
          28.                                                     0.01
          29.                                                     0.09
          30.                                                     0.01
          31.                                                     0.01
          32.                                                     0.54
          33.                                                     1.85
          34.                                                    10.61
          35.                                                     3.64
          36.                                                     5.72
          53.                                                     0.05
          55.                                                     0.23
          56.                                                     0.52
          57.                                                     2.24
          58.                                                    13.71
          59.                                                    32.60
          60.                                                     7.45
          79.                                                     0.11
          80.                                                     0.34
          81.                                                     0.80
          82.                                                     2.27
          83.                                                     0.79
          84.                                                     1.62
          117.                                                    0.07
          118.                                                    0.51
          119.                                                    1.13
          120.                                                    2.66
          121.                                                    0.02
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Number of Units                                      Percent
          -------------------------------------------------------------
          1                                                      94.22
          2                                                       3.08
          3                                                       1.42
          4                                                       1.28
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          -------------------------------------------------------------
          Product Type                                         Percent
          -------------------------------------------------------------
          1 YEAR ARM                                              3.53
          10 YEAR ARM                                             4.38
          2 YEAR ARM                                              6.81
          3 YEAR ARM                                             22.55
          5 YEAR ARM                                             56.80
          7 YEAR ARM                                              5.93
          -------------------------------------------------------------
          Total:                                                100.00
          -------------------------------------------------------------


          ------------------------------------------------------------
          Self Employment Flag                                Percent
          ------------------------------------------------------------
          N                                                     75.94
          Y                                                     24.06
          ------------------------------------------------------------
          Total:                                               100.00
          ------------------------------------------------------------


          ------------------------------------------------------------
          Originator                                          Percent
          ------------------------------------------------------------
          COUNTRYWIDE                                           43.53
          GREENPOINT                                            33.32
          NATCITY                                               23.15
          ------------------------------------------------------------
          Total:                                               100.00
          ------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


------------------------------------------------------------------------------
                              Dec 1, 2005 15:04                    Page 2 of 2